                                                                   EXHIBIT 99.3

                             SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                  --------------------------------------------

                                ANNUAL STATEMENT

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

     SERIES 1998-1, 1999-1, 1999-2, 1999-3, 1999-5, 2000-1,2 000-2, 2000-3,
             2000-4, 2000-5, 2001-1, 2001-2, 2001-3, 2001-4, 2001-5,
             2001-6, 2001-7, 2002-1, 2002-2, 2002-3, 2002-4, 2002-5,
                     2002-6, 2003-1, 2003-2, 2003-3 & 2003-4

           FOR THE PERIOD DECEMBER 26, 2002 THROUGH DECEMBER 25, 2003

                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1, 1999-1, 1999-2, 1999-3, 1999-5, 2000-1, 2000-2, 2000-3, 2000-4, 2000-5, 2001-1, 2001-2, 2001-3, 2001-4,
2001-5,  2001-6, 2001-7, 2002-1, 2002-2, 2002-3, 2002-4, 2002-5, 2002-6, 2003-1,
2003-2, 2003-3 & 2003-4 Supplements (the "Series Supplements"),among TRS,as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Annual Statement is delivered pursuant to sections 5.02(d) of the Series Supplements and contains information with respect to the Trust aggregated for the period December 26, 2002 through December 25, 2003 (the end of the last monthly period of the Trust in 2003.)

   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 20th day of January, 2004.

                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/ Robin Flanagan
                                         --------------------------------
                                         Name:  Robin Flanagan
                                         Title: Director
                                                Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                      Trust Totals
-----------------                                      ------------

Balances at December 25, 2002
Principal Receivable Balance                      22,822,161,295.25
Special Funding Account Balance                                0.00
Total Principal Balance                           22,822,161,295.25

Finance Charge Collections (excluding              2,996,660,717.40
  Discount Option & Recoveries)
Discount Percentage                                           2.00%
Discount Option Receivables Collections            1,141,535,001.68
Premium Option Receivables Collections                         0.00
Recoveries                                           209,409,287.39
Total Collections of Finance Charge Receivables    4,347,605,006.47
Total Collections of Principal Receivables        55,935,215,082.18

Defaulted amount                                   1,349,546,924.43


New Principal Receivables                         56,593,220,426.45
Additions                                          3,778,241,776.96

Balances at December 26, 2003
Ending Principal Receivables Balance              25,908,861,451.77
Ending Required Minimum Principal Balance         20,731,250,000.00
Ending Transferor Amount                           6,533,861,451.77
Ending Special Funding Account Balance                         0.00
Ending Total Principal Balance                    25,908,861,451.77

B. Series Allocations                         Series 1998-1     Series 1999-1      Series 1999-2     Series 1999-3     Series 1999-5
---------------------                         -------------     -------------      -------------     -------------     -------------
Group Number                                              2                 1                  1                 2                 2
Invested Amount                                        0.00  1,000,000,000.00     500,000,000.00  1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                               0.00  1,000,000,000.00     500,000,000.00  1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00              0.00              0.00
Series Required Transferor Amount                      0.00     70,000,000.00      35,000,000.00     70,000,000.00     35,000,000.00
Series Allocation Percentage                          0.00%             5.16%              2.58%             5.16%             2.58%
Series Alloc. Finance Charge Collections      99,130,419.02    230,544,448.85     115,272,224.42    230,544,448.85    115,272,224.42
Series Allocable Recoveries                    4,676,743.05     11,087,458.19       5,543,729.09     11,087,458.19      5,543,729.09
Series Alloc. Principal Collections        1,187,426,562.93  2,960,859,116.71   1,480,429,558.36  2,960,859,116.71  1,480,429,558.36
Series Allocable Defaulted Amount             31,477,862.87     71,563,014.81      35,781,507.41     71,563,014.81     35,781,507.41

B. Series Allocations                         Series 2000-1     Series 2000-2      Series 2000-3     Series 2000-4     Series 2000-5
---------------------                         -------------     -------------      -------------     -------------     -------------

Group Number                                              1                 2                  2                 2                 2
Invested Amount                              500,000,000.00    500,000,000.00   1,000,000,000.00  1,212,122,000.00    787,878,000.00
Adjusted Invested Amount                     500,000,000.00    500,000,000.00   1,000,000,000.00  1,212,122,000.00    787,878,000.00
Principal Funding Account Balance                      0.00              0.00               0.00              0.00              0.00
Series Required Transferor Amount             35,000,000.00     35,000,000.00      70,000,000.00     84,848,540.00     55,151,460.00
Series Allocation Percentage                          2.58%             2.58%              5.16%             6.26%             4.07%
Series Alloc. Finance Charge Collections     115,272,224.42    115,272,224.42     230,544,448.85    279,447,998.43    181,640,899.27
Series Allocable Recoveries                    5,543,729.09      5,543,729.09      11,087,458.19     13,439,351.99      8,735,564.38
Series Alloc. Principal Collections        1,480,429,558.36  1,480,429,558.36   2,960,859,116.71  3,588,922,474.27  2,332,795,759.16
Series Allocable Defaulted Amount             35,781,507.41     35,781,507.41      71,563,014.81     86,743,104.64     56,382,924.99

B. Series Allocations                         Series 2001-1     Series 2001-2      Series 2001-3     Series 2001-4     Series 2001-5
---------------------                         ------------      -------------      -------------     -------------     -------------

Group Number                                              2                 1                  2                 2                 2
Invested Amount                              750,000,000.00    250,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00
Adjusted Invested Amount                     750,000,000.00    250,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00              0.00              0.00
Series Required Transferor Amount             52,500,000.00     17,500,000.00      52,500,000.00     50,750,000.00     35,000,000.00
Series Allocation Percentage                          3.87%             1.29%              3.87%             3.74%             2.58%
Series Alloc. Finance Charge Collections     172,908,336.64     57,636,112.21     172,908,336.64    167,144,725.42    115,272,224.42
Series Allocable Recoveries                    8,315,593.64      2,771,864.55       8,315,593.64      8,038,407.19      5,543,729.09
Series Alloc. Principal Collections        2,220,644,337.53    740,214,779.18   2,220,644,337.53  2,146,622,859.62  1,480,429,558.36
Series Allocable Defaulted Amount             53,672,261.11     17,890,753.70      53,672,261.11     51,883,185.74     35,781,507.41

B. Series Allocations                         Series 2001-6     Series 2001-7      Series 2002-1     Series 2002-2     Series 2002-3
---------------------                         -------------     -------------      -------------     -------------     -------------

Group Number                                              2                 2                  2                 2                 2
Invested Amount                              700,000,000.00    650,000,000.00     920,000,000.00    940,000,000.00    920,000,000.00
Adjusted Invested Amount                     700,000,000.00    650,000,000.00     920,000,000.00    940,000,000.00    920,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00              0.00              0.00
Series Required Transferor Amount             49,000,000.00     45,500,000.00      64,400,000.00     65,800,000.00     64,400,000.00
Series Allocation Percentage                          3.61%             3.35%              4.75%             4.85%             4.75%
Series Alloc. Finance Charge Collections     161,381,114.19    149,853,891.75     212,100,892.94    216,711,781.92    212,100,892.94
Series Allocable Recoveries                    7,761,220.73      7,206,847.82      10,200,461.53     10,422,210.70     10,200,461.53
Series Alloc. Principal Collections        2,072,601,381.70  1,924,558,425.86   2,723,990,387.37  2,783,207,569.71  2,723,990,387.37
Series Allocable Defaulted Amount             50,094,110.37     46,515,959.63      65,837,973.63     67,269,233.92     65,837,973.63

B. Series Allocations                         Series 2002-4     Series 2002-5      Series 2002-6     Series 2003-1     Series 2003-2
---------------------                         -------------     -------------      -------------     -------------     -------------

Group Number                                              2                 2                  2                 2                 2
Invested Amount                              500,000,000.00    600,000,000.00     720,000,000.00    920,000,000.00  1,100,000,000.00
Adjusted Invested Amount                     500,000,000.00    600,000,000.00     720,000,000.00    920,000,000.00  1,100,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00              0.00              0.00
Series Required Transferor Amount             35,000,000.00     42,000,000.00      50,400,000.00     64,400,000.00     77,000,000.00
Series Allocation Percentage                          2.58%             3.10%              3.72%             4.75%             5.68%
Series Alloc. Finance Charge Collections     115,272,224.42    138,326,669.31     165,992,003.17    191,901,884.83    184,086,317.73
Series Allocable Recoveries                    5,543,729.09      6,652,474.91       7,982,969.90      9,347,182.83      8,997,409.52
Series Alloc. Principal Collections        1,480,429,558.36  1,776,515,470.03   2,131,818,564.03  2,473,287,031.93  2,426,293,258.10
Series Allocable Defaulted Amount             35,781,507.41     42,937,808.89      51,525,370.67     59,657,304.06     57,118,122.89


B. Series Allocations                        Series 2003-3     Series 2003-4                                            Trust Total
---------------------                        -------------     -------------                                            -----------
Group Number                                             2                 1
Invested Amount                             750,000,000.00    680,000,000.00                                      19,375,000,000.00
Adjusted Invested Amount                    750,000,000.00    680,000,000.00                                      19,375,000,000.00
Principal Funding Account Balance                     0.00              0.00                                                   0.00
Series Required Transferor Amount            52,500,000.00     47,600,000.00                                       1,356,250,000.00
Series Allocation Percentage                         3.87%             3.51%                                                   100%
Series Alloc. Finance
  Charge Collections                        111,704,496.69     89,361,540.28                                       4,347,605,006.47
Series Allocable Recoveries                   5,460,894.06      4,359,286.29                                         209,409,287.39
Series Alloc. Principal Collections       1,490,592,659.02  1,205,934,136.57                                      55,935,215,082.18
Series Allocable Defaulted Amount            34,394,720.39     27,257,903.32                                       1,349,546,924.43

C. Group Allocations
--------------------

1. Group 1 Allocations                       Series 1999-1     Series 1999-2      Series 2000-1   Series 2001-2       Series 2003-4
----------------------                       -------------     -------------      -------------   -------------       -------------

Investor Finance Charge Collections         189,286,250.04     94,643,125.02      94,643,125.02   47,321,562.51       73,911,938.05

Investor Monthly Interest                    53,517,118.81     28,347,309.41      34,162,569.82   13,224,904.70        6,765,758.15
Investor Default Amount                      58,803,890.13     29,401,945.07      29,401,945.07   14,700,972.53       22,553,915.10
Investor Monthly Fees                        20,000,000.00     10,000,000.00      10,000,000.00    5,000,000.00        7,933,333.33
Investor Additional Amounts                           0.00              0.00               0.00            0.00                0.00
Total                                       132,321,008.95     67,749,254.47      73,564,514.89   32,925,877.24       37,253,006.58

Reallocated Investor Finance
  Charge Collections                        189,286,250.04     94,643,125.02      94,643,125.02   47,321,562.51       73,911,938.05
Available Excess                             56,965,241.09     26,893,870.55      21,078,610.13   14,395,685.27       36,658,931.47

1. Group 1 Allocations                                                                                                Group 1 Total
----------------------                                                                                                -------------

Investor Finance Charge Collections                                                                                  499,806,000.64

Investor Monthly Interest                                                                                            136,017,660.89
Investor Default Amount                                                                                              154,862,667.90
Investor Monthly Fees                                                                                                 52,933,333.33
Investor Additional Amounts                                                                                                    0.00
Total                                                                                                                343,813,662.12

Reallocated Investor Finance
  Charge Collections                                                                                                 499,806,000.64
Available Excess                                                                                                     155,992,338.53

2. Group 2 Allocations                       Series 1998-1     Series 1999-3      Series 1999-5   Series 2000-2       Series 2000-3
----------------------                       -------------     -------------      -------------   -------------       -------------

Investor Finance Charge Collections          80,600,363.49    189,286,250.04      94,643,125.02   94,643,125.02      189,286,250.04

Investor Monthly Interest                     6,223,784.72     14,542,396.67       7,770,285.14    7,403,891.04       14,669,639.72
Investor Default Amount                      25,636,367.93     58,803,890.13      29,401,945.07   29,401,945.07       58,803,890.13
Investor Monthly Fees                         8,333,333.33     20,000,000.00      10,000,000.00   10,000,000.00       20,000,000.00
Investor Additional Amounts                           0.00              0.00               0.00            0.00                0.00
Total                                        40,193,485.98     93,346,286.80      47,172,230.21   46,805,836.11       93,473,529.86

Reallocated Investor Finance
  Charge Collections                         80,600,363.49    189,286,250.04      94,643,125.02   94,643,125.02      189,286,250.04
Available Excess                             40,406,877.51     95,939,963.24      47,470,894.81   47,837,288.91       95,812,720.18

2. Group 2 Allocations                       Series 2000-4     Series 2000-5      Series 2001-1   Series 2001-3       Series 2001-4
----------------------                       -------------     -------------      -------------   -------------       -------------

Investor Finance Charge Collections         229,438,027.97    149,134,472.11     141,964,687.53  141,964,687.53      137,232,531.28

Investor Monthly Interest                    17,497,265.96     11,483,193.13      11,027,703.75   10,868,396.46       10,575,948.17
Investor Default Amount                      71,277,488.92     46,330,291.35      44,102,917.60   44,102,917.60       42,632,820.35
Investor Monthly Fees                        24,242,440.00     15,757,560.00      15,000,000.00   15,000,000.00       14,500,000.00
Investor Additional Amounts                           0.00              0.00               0.00            0.00                0.00
Total                                       113,017,194.86     73,571,044.48      70,130,621.35   69,971,314.06       67,708,768.52

Reallocated Investor Finance
  Charge Collections                        229,438,027.97    149,134,472.11     141,964,687.53  141,964,687.53      137,232,531.28
Investment Funding Account Proceeds              13,353.15              0.00               0.00            0.00                0.00
Available Excess                            116,434,186.25     75,563,427.63      71,834,066.18   71,993,373.47       69,523,762.76



2. Group 2 Allocations                         Series 2001-5    Series 2001-6     Series 2001-7    Series 2002-1       Series 2002-2
----------------------                         -------------    -------------     -------------    -------------       -------------
Investor Finance Charge Collections            94,643,125.02   132,500,375.03    123,036,062.53   174,143,350.04      177,929,075.04

Investor Monthly Interest                       7,579,420.56    10,135,674.89      9,416,970.33    13,370,143.54       13,607,904.26
Investor Default Amount                        29,401,945.07    41,162,723.09     38,222,528.59    54,099,578.92       55,275,656.73
Investor Monthly Fees                          10,000,000.00    14,000,000.00     13,000,000.00    18,400,000.00       18,800,000.00
Investor Additional Amounts                             0.00             0.00              0.00             0.00                0.00
Total                                          46,981,365.62    65,298,397.98     60,639,498.92    85,869,722.47       87,683,560.98

Reallocated Investor Finance
  Charge Collections                           94,643,125.02   132,500,375.03    123,036,062.53   174,143,350.04      177,929,075.04
Investment Funding Account Proceeds                     0.00             0.00              0.00             0.00                0.00
Available Excess                               47,661,759.40    67,201,977.05     62,396,563.61    88,273,627.57       90,245,514.06

2. Group 2 Allocations                         Series 2002-3    Series 2002-4     Series 2002-5    Series 2002-6       Series 2003-1
----------------------                         -------------    -------------     -------------    -------------       -------------

Investor Finance Charge Collections           174,143,350.04    94,643,125.02    113,571,750.02   136,286,100.03      159,163,690.23

Investor Monthly Interest                      13,310,912.16     6,840,802.50      9,045,117.17    10,673,465.60       11,947,376.32
Investor Default Amount                        54,099,578.92    29,401,945.07     35,282,334.08    42,338,800.90       49,515,971.30
Investor Monthly Fees                          18,400,000.00    10,000,000.00     12,000,000.00    14,400,000.00       16,866,666.67
Investor Additional Amounts                             0.00             0.00              0.00             0.00                0.00
Total                                          85,810,491.08    46,242,747.57     56,327,451.25    67,412,266.50       78,330,014.29

Reallocated Investor Finance
  Charge Collections                          174,143,350.04    94,643,125.02    113,571,750.02   136,286,100.03      159,163,690.23
Investment Funding Account Proceeds                     0.00             0.00              0.00             0.00                0.00
Available Excess                               88,332,858.96    48,400,377.45     57,244,298.78    68,873,833.53       80,833,675.94

2. Group 2 Allocations                         Series 2003-2    Series 2003-3                                          Group 2 Total
----------------------                         -------------    -------------                                          -------------

Investor Finance Charge Collections           153,938,899.02    93,160,759.26                                       3,075,353,181.30

Investor Monthly Interest                      12,370,281.61     7,297,161.04                                         237,657,734.73
Investor Default Amount                        47,810,158.50    28,711,026.92                                         955,816,722.22
Investor Monthly Fees                          16,500,000.00    10,000,000.00                                         325,200,000.00
Investor Additional Amounts                             0.00             0.00                                                   0.00
Total                                          76,680,440.11    46,008,187.96                                       1,518,674,456.96

Reallocated Investor Finance
  Charge Collections                          153,938,899.02    93,160,759.26                                       3,075,353,181.30
Investment Funding Account Proceeds                     0.00             0.00                                              13,353.15
Available Excess                               77,258,458.91    47,152,571.30                                       1,556,692,077.50





II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series          Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations        Interest               Interest
----------------------------------                 -----------      --------------         -----------
Invested /Transferor Amount at 12/25/02       1,348,429,027.78    1,000,000,000.00      348,429,027.78
Adjusted Invested Amount at 12/15/02             N/A              1,000,000,000.00         N/A
Collections of Finance Chg. Receivables          99,130,419.02       80,600,363.49       18,538,195.53
Collections of Principal Receivables          1,187,426,562.93      965,017,586.29      222,408,976.64
Defaulted Amount                                 31,477,862.87       25,636,367.93        5,841,494.94

Invested / Transferor Amounts at 12/25/03                    -                   -                   -


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                 Class A             Class B           Interest                Total
--------------------------------------                 -------             -------          ----------               -----

Monthly Interest Due                              4,921,268.23          531,258.33          771,258.16        6,223,784.72
Investor Default Amount                          21,150,003.54        2,050,909.43        2,435,454.95       25,636,367.93
Investor Monthly Fees Due                         6,875,000.00          666,666.67          791,666.67        8,333,333.35
Investor Additional Amounts Due                              -                   -                   -                   -
Total Due                                        32,946,271.77        3,248,834.43        3,998,379.78       40,193,485.98

Reallocated Investor Finance Charge Collections                                                                        N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions           Class A             Class B           Interest                Total
--------------------------------------------           -------             -------          ----------               -----

Certificates Balance at 12/25/02                825,000,000.00       80,000,000.00       95,000,000.00    1,000,000,000.00
Interest Distributions                            4,921,268.23          531,258.33          771,258.16        6,223,784.72
Principal Deposits - Prin. Funding Account      825,000,000.00       80,000,000.00                   -      905,000,000.00
Principal Distributions                         825,000,000.00       80,000,000.00       95,000,000.00    1,000,000,000.00
Total Distributions                             829,921,268.23       80,531,258.33       95,771,258.16    1,006,223,784.72
Certificates Balance at 12/25/03                             -                   -                   -                   -



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         1,005.97

      2.   Amount in respect of Class A Monthly Interest    $             5.97

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $         1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,006.64

      2.   Amount in respect of Class B Monthly Interest    $             6.64

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    95,771,258.16

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       771,258.16

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $    95,000,000.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 1998-1:                              N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 1998-1:                                              $             0.00



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest                Interest
----------------------------------                 -----------       --------------          -----------

Invested /Transferor Amount at 12/25/02       1,348,429,027.78     1,000,000,000.00       348,429,027.78
Adjusted Invested Amount at 12/15/02             N/A               1,000,000,000.00          N/A
Collections of Finance Chg. Receivables         230,544,448.85       189,286,250.04        41,258,198.81
Collections of Principal Receivables          2,960,859,116.71     2,426,521,802.69       534,337,314.02
Defaulted Amount                                 71,563,014.81        58,803,890.13        12,759,124.68

Invested / Transferor Amounts at 12/25/03     1,337,231,558.80     1,000,000,000.00       337,231,558.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                             48,440,000.00         3,510,000.00         1,567,118.81         53,517,118.83
Investor Default Amount                          50,865,364.97         3,528,233.41         4,410,291.76         58,803,890.13
Investor Monthly Fees Due                        17,300,000.00         1,200,000.00         1,500,000.00         20,000,000.04
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                       116,605,364.96         8,238,233.40         7,477,410.58        132,321,008.95

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A              Class B           Interest                   Total
--------------------------------------------           -------              -------          ----------                  -----

Certificates Balance at 12/25/02                865,000,000.00        60,000,000.00        75,000,000.00      1,000,000,000.00
Interest Distributions                           48,440,000.04         3,510,000.00         1,567,118.81         53,517,118.83
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              48,440,000.04         3,510,000.00         1,567,118.81         53,517,118.83
Certificates Balance at 12/25/03                865,000,000.00        60,000,000.00        75,000,000.00      1,000,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            56.00

      2.   Amount in respect of Class A Monthly Interest    $            56.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            58.50

      2.   Amount in respect of Class B Monthly Interest    $            58.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,567,118.81

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,567,118.81

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-1:                              N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 1999-1:                                              $             0.00



IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations          Interest              Interest
----------------------------------                 -----------       --------------         ------------
Invested /Transferor Amount at 12/25/02         674,214,513.89       500,000,000.00       174,214,513.89
Adjusted Invested Amount at 12/15/02             N/A                 500,000,000.00          N/A
Collections of Finance Chg. Receivables         115,272,224.42        94,643,125.03        20,629,099.40
Collections of Principal Receivables          1,480,429,558.36     1,213,260,901.34       267,168,657.01
Defaulted Amount                                 35,781,507.41        29,401,945.07         6,379,562.34

Invested / Transferor Amounts at 12/25/03       668,615,779.40       500,000,000.00       168,615,779.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total

Monthly Interest Due                             25,733,750.00         1,830,000.00           783,559.41         28,347,309.42
Investor Default Amount                          25,432,682.48         1,764,116.70         2,205,145.88         29,401,945.07
Investor Monthly Fees Due                         8,650,000.00           600,000.00           750,000.00          9,999,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        59,816,432.48         4,194,116.70         3,738,705.28         67,749,254.48

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                   Total
--------------------------------------------          -------               -------          ----------                  -----

Certificates Balance at 12/25/02                432,500,000.00        30,000,000.00        37,500,000.00        500,000,000.00
Interest Distributions                           25,733,750.04         1,830,000.00           783,559.41         28,347,309.42
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              25,733,750.04         1,830,000.00           783,559.41         28,347,309.42
Certificates Balance at 12/25/03                432,500,000.00        30,000,000.00        37,500,000.00        500,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            59.50

      2.   Amount in respect of Class A Monthly Interest    $            59.50

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            61.00

      2.   Amount in respect of Class B Monthly Interest    $            61.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       783,559.41

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       783,559.41

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-2                              N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 1999-2:                                              $             0.00



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations          Interest              Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,348,429,027.78     1,000,000,000.00       348,429,027.78
Adjusted Invested Amount at 12/15/02             N/A               1,000,000,000.00          N/A
Collections of Finance Chg. Receivables         230,544,448.85       189,286,250.04        41,258,198.81
Collections of Principal Receivables          2,960,859,116.71     2,426,521,802.69       534,337,314.02
Defaulted Amount                                 71,563,014.81        58,803,890.13        12,759,124.68

Invested / Transferor Amounts at 12/25/03     1,337,231,558.80     1,000,000,000.00       337,231,558.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                             11,299,452.77         1,257,926.73         1,985,017.16         14,542,396.66
Investor Default Amount                          48,513,209.36         4,704,311.21         5,586,369.56         58,803,890.13
Investor Monthly Fees Due                        16,500,000.00         1,600,000.00         1,900,000.00         20,000,000.04
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        76,312,662.14         7,562,237.94         9,471,386.72         93,346,286.79

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                825,000,000.00        80,000,000.00        95,000,000.00      1,000,000,000.00
Interest Distributions                           11,299,452.76         1,257,926.74         1,985,017.17         14,542,396.66
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              11,299,452.76         1,257,926.74         1,985,017.17         14,542,396.66
Certificates Balance at 12/25/03                825,000,000.00        80,000,000.00        95,000,000.00      1,000,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.70

      2.   Amount in respect of Class A Monthly Interest    $            13.70

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            15.72

      2.   Amount in respect of Class B Monthly Interest    $            15.72

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,985,017.17

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,985,017.17

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-3                              N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 1999-3:                                              $             0.00



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations          Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02         674,214,513.89       500,000,000.00       174,214,513.89
Adjusted Invested Amount at 12/15/02             N/A                 500,000,000.00          N/A
Collections of Finance Chg. Receivables         115,272,224.42        94,643,125.03        20,629,099.40
Collections of Principal Receivables          1,480,429,558.36     1,213,260,901.34       267,168,657.01
Defaulted Amount                                 35,781,507.41        29,401,945.07         6,379,562.34

Invested / Transferor Amounts at 12/25/03       668,615,779.40       500,000,000.00       168,615,779.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                 Class A             Class B            Interest                   Total
--------------------------------------                 -------             -------           ----------                  -----

Monthly Interest Due                              6,067,955.55           685,741.14         1,016,588.44          7,770,285.14
Investor Default Amount                          24,256,604.68         2,352,155.61         2,793,184.78         29,401,945.07
Investor Monthly Fees Due                         8,250,000.00           800,000.00           950,000.00          9,999,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        38,574,560.25         3,837,896.75         4,759,773.22         47,172,230.22

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A              Class B           Interest                   Total
--------------------------------------------           -------              -------          ----------                  -----

Certificates Balance at 12/25/02                412,500,000.00        40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                            6,067,955.55           685,741.15         1,016,588.45          7,770,285.14
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               6,067,955.55           685,741.15         1,016,588.45          7,770,285.14
Certificates Balance at 12/25/03                412,500,000.00        40,000,000.00        47,500,000.00        500,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            14.71

      2.   Amount in respect of Class A Monthly Interest    $            14.71

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            17.14

      2.   Amount in respect of Class B Monthly Interest    $            17.14

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,016,588.45

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,016,588.45

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-5                               N/A


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:
                                                            $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 1999-5:                                              $             0.00



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations          Interest              Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02         674,214,513.89       500,000,000.00       174,214,513.89
Adjusted Invested Amount at 12/15/02             N/A                 500,000,000.00          N/A
Collections of Finance Chg. Receivables         115,272,224.42        94,643,125.03        20,629,099.40
Collections of Principal Receivables          1,480,429,558.36     1,213,260,901.34       267,168,657.01
Defaulted Amount                                 35,781,507.41        29,401,945.07         6,379,562.34

Invested / Transferor Amounts at 12/25/03       668,615,779.40       500,000,000.00       168,615,779.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                             31,140,000.00         2,220,000.00           802,569.82         34,162,569.82
Investor Default Amount                          25,432,682.48         1,764,116.70         2,205,145.88         29,401,945.07
Investor Monthly Fees Due                         8,650,000.00           600,000.00           750,000.00          9,999,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        65,222,682.47         4,584,116.70         3,757,715.70         73,564,514.87

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                432,500,000.00        30,000,000.00        37,500,000.00        500,000,000.00
Interest Distributions                           31,140,000.00         2,220,000.00           802,569.82         34,162,569.82
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              31,140,000.00         2,220,000.00           802,569.82         34,162,569.82
Certificates Balance at 12/25/03                432,500,000.00        30,000,000.00        37,500,000.00        500,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            72.00

      2.   Amount in respect of Class A Monthly Interest    $            72.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            74.00

      2.   Amount in respect of Class B Monthly Interest    $            74.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       802,569.82

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       802,569.82

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2000-1                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-1:                                              $             0.00



XVIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest               Interest
----------------------------------                 -----------       --------------          ------------
Invested /Transferor Amount at 12/25/02         674,214,513.89       500,000,000.00       174,214,513.89
Adjusted Invested Amount at 12/15/02             N/A                 500,000,000.00          N/A
Collections of Finance Chg. Receivables         115,272,224.42        94,643,125.03        20,629,099.40
Collections of Principal Receivables          1,480,429,558.36     1,213,260,901.34       267,168,657.01
Defaulted Amount                                 35,781,507.41        29,401,945.07         6,379,562.34

Invested / Transferor Amounts at 12/25/03       668,615,779.40       500,000,000.00       168,615,779.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              5,754,283.68           633,018.92         1,016,588.44          7,403,891.04
Investor Default Amount                          24,256,604.68         2,352,155.61         2,793,184.78         29,401,945.07
Investor Monthly Fees Due                         8,250,000.00           800,000.00           950,000.00          9,999,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        38,260,888.35         3,785,174.51         4,759,773.22         46,805,836.11

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A              Class B           Interest                   Total
--------------------------------------------           -------              -------          ----------                  -----

Certificates Balance at 12/25/02                412,500,000.00        40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                            5,754,283.69           633,018.91         1,016,588.45          7,403,891.04
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               5,754,283.69           633,018.91         1,016,588.45          7,403,891.04
Certificates Balance at 12/25/03                412,500,000.00        40,000,000.00        47,500,000.00        500,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.95

      2.   Amount in respect of Class A Monthly Interest    $            13.95

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            15.83

      2.   Amount in respect of Class B Monthly Interest    $            15.83

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,016,588.45

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,016,588.45

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2000-2                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-2:                                              $             0.00



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest                Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,348,429,027.78     1,000,000,000.00       348,429,027.78
Adjusted Invested Amount at 12/15/02             N/A               1,000,000,000.00          N/A
Collections of Finance Chg. Receivables         230,544,448.85       189,286,250.04        41,258,198.81
Collections of Principal Receivables          2,960,859,116.71     2,426,521,802.69       534,337,314.02
Defaulted Amount                                 71,563,014.81        58,803,890.13        12,759,124.68

Invested / Transferor Amounts at 12/25/03     1,337,231,558.80     1,000,000,000.00       337,231,558.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                             11,466,744.44         1,266,037.84         1,936,857.44         14,669,639.73
Investor Default Amount                          48,513,209.36         4,704,311.21         5,586,369.56         58,803,890.13
Investor Monthly Fees Due                        16,500,000.00         1,600,000.00         1,900,000.00         20,000,000.04
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        76,479,953.80         7,570,349.06         9,423,226.99         93,473,529.85

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                825,000,000.00        80,000,000.00        95,000,000.00      1,000,000,000.00
Interest Distributions                           11,466,744.44         1,266,037.84         1,936,857.45         14,669,639.73
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              11,466,744.44         1,266,037.84         1,936,857.45         14,669,639.73
Certificates Balance at 12/25/03                825,000,000.00        80,000,000.00        95,000,000.00      1,000,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.90

      2.   Amount in respect of Class A Monthly Interest    $            13.90

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            15.83

      2.   Amount in respect of Class B Monthly Interest    $            15.83

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,936,857.45

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,936,857.45

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2000-3                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-3:                                              $             0.00



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,634,460,490.02     1,212,122,000.00       422,338,490.02
Adjusted Invested Amount at 12/15/02             N/A               1,212,122,000.00          N/A
Collections of Finance Chg. Receivables         279,447,998.43       229,451,381.13        50,009,970.46

Collections of Principal Receivables          3,588,922,474.27     2,941,240,460.52       647,682,013.75
Defaulted Amount                                 86,743,104.64        71,277,488.92        15,465,615.73
Invested / Transferor Amounts at 12/25/03     1,620,887,791.52     1,212,122,000.00       408,765,791.52


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                Class A               Class B            Interest                  Total
--------------------------------------                -------               -------           ----------                 -----

Monthly Interest Due                             13,555,486.11         1,535,688.30         2,406,091.54         17,497,265.96
Investor Default Amount                          58,803,890.13         5,702,213.23         6,771,385.56         71,277,488.92
Investor Monthly Fees Due                        20,000,000.00         1,939,400.00         2,303,040.00         24,242,439.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        92,359,376.24         9,177,301.53        11,480,517.10        113,017,194.86

Reallocated Investor Finance Charge Collections                                                                            N/A
Interest and Principal Funding Investment Proceeds                                                                   13,353.15

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions          Class A               Class B            Interest                  Total
--------------------------------------------          -------               -------           ----------                 -----

Certificates Balance at 12/25/02              1,000,000,000.00        96,970,000.00       115,152,000.00      1,212,122,000.00
Interest Distributions                           13,555,486.10         1,535,688.32         2,406,091.55         17,497,265.96
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              13,719,513.89         1,550,988.02         2,406,091.55         17,676,593.45
Interest Funding Account Balance at 12/25/03      1,115,138.89           126,922.96                    -          1,242,061.84
Certificates Balance at 12/25/03              1,000,000,000.00        96,970,000.00       115,152,000.00      1,212,122,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.56

      2.   Amount in respect of Class A Monthly Interest    $            13.56

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            15.84

      2.   Amount in respect of Class B Monthly Interest    $            15.84

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,406,091.55

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,406,091.55

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2000-4                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-4:                                              $             0.00



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations          Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,062,397,565.55       787,878,000.00       274,519,565.55
Adjusted Invested Amount at 12/15/02             N/A                 787,878,000.00          N/A
Collections of Finance Chg. Receivables         181,640,899.27       149,134,472.10        32,506,427.16
Collections of Principal Receivables          2,332,795,759.16     1,911,803,144.86       420,992,614.30
Defaulted Amount                                 56,382,924.99        46,330,291.35        10,052,633.63

Invested / Transferor Amounts at 12/25/03     1,053,575,326.09       787,878,000.00       265,697,326.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              8,902,599.15         1,016,651.19         1,563,942.79         11,483,193.12
Investor Default Amount                          38,222,528.59         3,706,409.20         4,401,353.57         46,330,291.35
Investor Monthly Fees Due                        13,000,000.00         1,260,600.00         1,496,960.00         15,757,560.00
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        60,125,127.73         5,983,660.38         7,462,256.35         73,571,044.51

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                650,000,000.00        63,030,000.00        74,848,000.00        787,878,000.00
Interest Distributions                            8,902,599.16         1,016,651.19         1,563,942.78         11,483,193.12
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               8,902,599.16         1,016,651.19         1,563,942.78         11,483,193.12
Certificates Balance at 12/25/03                650,000,000.00        63,030,000.00        74,848,000.00        787,878,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.70

      2.   Amount in respect of Class A Monthly Interest    $            13.70

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.13

      2.   Amount in respect of Class B Monthly Interest    $            16.13

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,563,942.78

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,563,942.78

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2000-5                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2000-5:                                              $             0.00



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations          Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,011,321,770.84       750,000,000.00       261,321,770.84
Adjusted Invested Amount at 12/15/02             N/A                 750,000,000.00          N/A
Collections of Finance Chg. Receivables         172,908,336.64       141,964,687.53        30,943,649.11
Collections of Principal Receivables          2,220,644,337.53     1,819,891,352.02       400,752,985.52
Defaulted Amount                                 53,672,261.11        44,102,917.60         9,569,343.51

Invested / Transferor Amounts at 12/25/03     1,002,923,669.10       750,000,000.00       252,923,669.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              8,474,589.58           992,111.72         1,561,002.46         11,027,703.77
Investor Default Amount                          36,384,907.02         3,528,233.41         4,189,777.17         44,102,917.60
Investor Monthly Fees Due                        12,375,000.00         1,200,000.00         1,425,000.00         15,000,000.00
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        57,234,496.57         5,720,345.13         7,175,779.62         70,130,621.36

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                618,750,000.00        60,000,000.00        71,250,000.00        750,000,000.00
Interest Distributions                            8,474,589.58           992,111.72         1,561,002.47         11,027,703.77
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               8,474,589.58           992,111.72         1,561,002.47         11,027,703.77
Certificates Balance at 12/25/03                618,750,000.00        60,000,000.00        71,250,000.00        750,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.70

      2.   Amount in respect of Class A Monthly Interest    $            13.70

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.54

      2.   Amount in respect of Class B Monthly Interest    $            16.54

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,561,002.47

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,561,002.47

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-1                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-1:                                              $             0.00



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations           Interest               Interest
----------------------------------                -----------        --------------          -----------
Invested /Transferor Amount at 12/25/02         337,107,256.95       250,000,000.00        87,107,256.95
Adjusted Invested Amount at 12/15/02             N/A                 250,000,000.00          N/A
Collections of Finance Chg. Receivables          57,636,112.21        47,321,562.49        10,314,549.70
Collections of Principal Receivables            740,214,779.18       606,630,450.67       133,584,328.51
Defaulted Amount                                 17,890,753.70        14,700,972.53         3,189,781.17

Invested / Transferor Amounts at 12/25/03       334,307,889.70       250,000,000.00        84,307,889.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                             11,958,625.00           874,500.00           391,779.70         13,224,904.69
Investor Default Amount                          12,716,341.24           882,058.35         1,102,572.94         14,700,972.53
Investor Monthly Fees Due                         4,325,000.00           300,000.00           375,000.00          5,000,000.04
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        28,999,966.24         2,056,558.36         1,869,352.62         32,925,877.23

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                216,250,000.00        15,000,000.00        18,750,000.00        250,000,000.00
Interest Distributions                           11,958,624.96           874,500.00           391,779.72         13,224,904.69
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              11,958,624.96           874,500.00           391,779.72         13,224,904.69
Certificates Balance at 12/25/03                216,250,000.00        15,000,000.00        18,750,000.00        250,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            55.30

      2.   Amount in respect of Class A Monthly Interest    $            55.30

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            58.30

      2.   Amount in respect of Class B Monthly Interest    $            58.30

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       391,779.72

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       391,779.72

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-2                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-2:                                              $             0.00



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series         Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocation          Interest              Interest
----------------------------------                  ----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,011,321,770.84       750,000,000.00       261,321,770.84
Adjusted Invested Amount at 12/15/02             N/A                 750,000,000.00          N/A
Collections of Finance Chg. Receivables         172,908,336.64       141,964,687.53        30,943,649.11
Collections of Principal Receivables          2,220,644,337.53     1,819,891,352.02       400,752,985.52
Defaulted Amount                                 53,672,261.11        44,102,917.60         9,569,343.51

Invested / Transferor Amounts at 12/25/03     1,002,923,669.10       750,000,000.00       252,923,669.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              8,411,855.20           967,778.38         1,488,762.87         10,868,396.46
Investor Default Amount                          36,384,907.02         3,528,233.41         4,189,777.17         44,102,917.60
Investor Monthly Fees Due                        12,375,000.00         1,200,000.00         1,425,000.00         15,000,000.00
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        57,171,762.21         5,696,011.78         7,103,540.03         69,971,314.05

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                618,750,000.00        60,000,000.00        71,250,000.00        750,000,000.00
Interest Distributions                            8,411,855.23           967,778.37         1,488,762.88         10,868,396.46
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               8,411,855.23           967,778.37         1,488,762.88         10,868,396.46
Certificates Balance at 12/25/03                618,750,000.00        60,000,000.00        71,250,000.00        750,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.59

      2.   Amount in respect of Class A Monthly Interest    $            13.59

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.13

      2.   Amount in respect of Class B Monthly Interest    $            16.13

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to
           clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,488,762.88

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,488,762.88

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-3                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-3:                                              $             0.00



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest                Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02         977,611,045.14       725,000,000.00       252,611,045.14
Adjusted Invested Amount at 12/15/02             N/A                 725,000,000.00          N/A
Collections of Finance Chg. Receivables         167,144,725.42       137,232,531.28        29,912,194.14
Collections of Principal Receivables          2,146,622,859.62     1,759,228,306.95       387,394,552.67
Defaulted Amount                                 51,883,185.74        42,632,820.35         9,250,365.39

Invested / Transferor Amounts at 12/25/03       969,492,880.13       725,000,000.00       244,492,880.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              8,131,460.03           935,519.10         1,508,969.04         10,575,948.18
Investor Default Amount                          35,172,076.79         3,410,625.63         4,050,117.93         42,632,820.35
Investor Monthly Fees Due                        11,962,500.00         1,160,000.00         1,377,500.00         14,499,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        55,266,036.82         5,506,144.73         6,936,586.96         67,708,768.51

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                598,125,000.00        58,000,000.00        68,875,000.00        725,000,000.00
Interest Distributions                            8,131,460.03           935,519.12         1,508,969.03         10,575,948.18
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               8,131,460.03           935,519.12         1,508,969.03         10,575,948.18
Certificates Balance at 12/25/03                598,125,000.00        58,000,000.00        68,875,000.00        725,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.59

      2.   Amount in respect of Class A Monthly Interest    $            13.59

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.13

      2.   Amount in respect of Class B Monthly Interest    $            16.13

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,508,969.03

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,508,969.03

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-4                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-4:                                              $             0.00



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series         Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest                Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02         674,214,513.89       500,000,000.00       174,214,513.89
Adjusted Invested Amount at 12/15/02             N/A                 500,000,000.00          N/A
Collections of Finance Chg. Receivables         115,272,224.42        94,643,125.03        20,629,099.40
Collections of Principal Receivables          1,480,429,558.36     1,213,260,901.34       267,168,657.01
Defaulted Amount                                 35,781,507.41        29,401,945.07         6,379,562.34

Invested / Transferor Amounts at 12/25/03       668,615,779.40       500,000,000.00       168,615,779.40


-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total

Monthly Interest Due                              5,817,018.05           673,574.48         1,088,828.03          7,579,420.55
Investor Default Amount                          24,256,604.68         2,352,155.61         2,793,184.78         29,401,945.07
Investor Monthly Fees Due                         8,250,000.00           800,000.00           950,000.00          9,999,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        38,323,622.75         3,825,730.09         4,832,012.79         46,981,365.63

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                412,500,000.00        40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                            5,817,018.05           673,574.48         1,088,828.02          7,579,420.55
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               5,817,018.05           673,574.48         1,088,828.02          7,579,420.55
Certificates Balance at 12/25/03                412,500,000.00        40,000,000.00        47,500,000.00        500,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            14.10

      2.   Amount in respect of Class A Monthly Interest    $            14.10

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.84

      2.   Amount in respect of Class B Monthly Interest    $            16.84

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,088,828.02

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,088,828.02

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-5                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-5:                                              $             0.00



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations          Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02         943,900,319.45       700,000,000.00       243,900,319.45
Adjusted Invested Amount at 12/15/02             N/A                 700,000,000.00          N/A
Collections of Finance Chg. Receivables         161,381,114.19       132,500,375.02        28,880,739.17
Collections of Principal Receivables          2,072,601,381.70     1,698,565,261.88       374,036,119.82
Defaulted Amount                                 50,094,110.37        41,162,723.09         8,931,387.28

Invested / Transferor Amounts at 12/25/03       936,062,091.16       700,000,000.00       236,062,091.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              7,792,512.77           886,226.49         1,456,935.62         10,135,674.89
Investor Default Amount                          33,959,246.55         3,293,017.85         3,910,458.69         41,162,723.09
Investor Monthly Fees Due                        11,550,000.00         1,120,000.00         1,330,000.00         14,000,000.04
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        53,301,759.31         5,299,244.34         6,697,394.33         65,298,398.01

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                577,500,000.00        56,000,000.00        66,500,000.00        700,000,000.00
Interest Distributions                            7,792,512.77           886,226.49         1,456,935.64         10,135,674.89
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               7,792,512.77           886,226.49         1,456,935.64         10,135,674.89
Certificates Balance at 12/25/03                577,500,000.00        56,000,000.00        66,500,000.00        700,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.49

      2.   Amount in respect of Class A Monthly Interest    $            13.49

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            15.83

      2.   Amount in respect of Class B Monthly Interest    $            15.83

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,456,935.64

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,456,935.64

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-6                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-6:                                              $             0.00



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02         876,478,868.06       650,000,000.00       226,478,868.06
Adjusted Invested Amount at 12/15/02             N/A                 650,000,000.00          N/A
Collections of Finance Chg. Receivables         149,853,891.75       123,036,062.53        26,817,829.23
Collections of Principal Receivables          1,924,558,425.86     1,577,239,171.75       347,319,254.12
Defaulted Amount                                 46,515,959.63        38,222,528.59         8,293,431.04

Invested / Transferor Amounts at 12/25/03       869,200,513.22       650,000,000.00       219,200,513.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              7,235,904.72           828,196.82         1,352,868.79          9,416,970.32
Investor Default Amount                          31,533,586.08         3,057,802.29         3,631,140.22         38,222,528.59
Investor Monthly Fees Due                        10,725,000.00         1,040,000.00         1,235,000.00         12,999,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        49,494,490.81         4,925,999.10         6,219,009.01         60,639,498.93

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                536,250,000.00        52,000,000.00        61,750,000.00        650,000,000.00
Interest Distributions                            7,235,904.72           828,196.83         1,352,868.79          9,416,970.32
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               7,235,904.72           828,196.83         1,352,868.79          9,416,970.32
Certificates Balance at 12/25/03                536,250,000.00        52,000,000.00        61,750,000.00        650,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.49

      2.   Amount in respect of Class A Monthly Interest    $            13.49

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            15.93

      2.   Amount in respect of Class B Monthly Interest    $            15.93

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,352,868.79

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,352,868.79

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-7                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2001-7:                                              $             0.00



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series         Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest                Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,240,554,705.56       920,000,000.00       320,554,705.56
Adjusted Invested Amount at 12/15/02             N/A                 920,000,000.00          N/A
Collections of Finance Chg. Receivables         212,100,892.94       174,143,350.05        37,957,542.90
Collections of Principal Receivables          2,723,990,387.37     2,232,400,058.47       491,590,328.90
Defaulted Amount                                 65,837,973.63        54,099,578.92        11,738,394.71

Invested / Transferor Amounts at 12/25/03     1,230,253,034.10       920,000,000.00       310,253,034.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                             10,164,634.05         1,202,065.93         2,003,443.57         13,370,143.54
Investor Default Amount                          44,632,152.61         4,327,966.31         5,139,460.00         54,099,578.92
Investor Monthly Fees Due                        15,180,000.00         1,472,000.00         1,748,000.00         18,399,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        69,976,786.67         7,002,032.24         8,890,903.57         85,869,722.48

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                759,000,000.00        73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                           10,164,634.06         1,202,065.93         2,003,443.58         13,370,143.54
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              10,164,634.06         1,202,065.93         2,003,443.58         13,370,143.54
Certificates Balance at 12/25/03                759,000,000.00        73,600,000.00        87,400,000.00        920,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.39

      2.   Amount in respect of Class A Monthly Interest    $            13.39

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.33

      2.   Amount in respect of Class B Monthly Interest    $            16.33

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,003,443.58

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,003,443.58

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-1                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2002-1:                                              $             0.00



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series         Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest                Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,267,523,286.12       940,000,000.00       327,523,286.12
Adjusted Invested Amount at 12/15/02             N/A                 940,000,000.00          N/A
Collections of Finance Chg. Receivables         216,711,781.92       177,929,075.02        38,782,706.88
Collections of Principal Receivables          2,783,207,569.71     2,280,930,494.53       502,277,075.18
Defaulted Amount                                 67,269,233.92        55,275,656.73        11,993,577.20

Invested / Transferor Amounts at 12/25/03     1,256,997,665.27       940,000,000.00       316,997,665.27


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                             10,385,604.35         1,220,573.35         2,001,726.55         13,607,904.26
Investor Default Amount                          45,602,416.80         4,422,052.54         5,251,187.39         55,275,656.73
Investor Monthly Fees Due                        15,510,000.00         1,504,000.00         1,786,000.00         18,800,000.04
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        71,498,021.14         7,146,625.88         9,038,913.94         87,683,560.98

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                775,500,000.00        75,200,000.00        89,300,000.00        940,000,000.00
Interest Distributions                           10,385,604.35         1,220,573.35         2,001,726.55         13,607,904.26
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              10,385,604.35         1,220,573.35         2,001,726.55         13,607,904.26
Certificates Balance at 12/25/03                775,500,000.00        75,200,000.00        89,300,000.00        940,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.39

      2.   Amount in respect of Class A Monthly Interest    $            13.39

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.23

      2.   Amount in respect of Class B Monthly Interest    $            16.23

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,001,726.55

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,001,726.55

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-2                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2002-2:                                              $             0.00



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02       1,240,554,705.56       920,000,000.00       320,554,705.56
Adjusted Invested Amount at 12/15/02             N/A                 920,000,000.00          N/A
Collections of Finance Chg. Receivables         212,100,892.94       174,143,350.05        37,957,542.90
Collections of Principal Receivables          2,723,990,387.37     2,232,400,058.47       491,590,328.90
Defaulted Amount                                 65,837,973.63        54,099,578.92        11,738,394.71

Invested / Transferor Amounts at 12/25/03     1,230,253,034.10       920,000,000.00       310,253,034.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                             10,164,634.05         1,187,141.48         1,959,136.62         13,310,912.17
Investor Default Amount                          44,632,152.61         4,327,966.31         5,139,460.00         54,099,578.92
Investor Monthly Fees Due                        15,180,000.00         1,472,000.00         1,748,000.00         18,399,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        69,976,786.67         6,987,107.80         8,846,596.61         85,810,491.07

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                759,000,000.00        73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                           10,164,634.06         1,187,141.49         1,959,136.61         13,310,912.17
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                              10,164,634.06         1,187,141.49         1,959,136.61         13,310,912.17
Certificates Balance at 12/25/03                759,000,000.00        73,600,000.00        87,400,000.00        920,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.39

      2.   Amount in respect of Class A Monthly Interest    $            13.39

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect
           of Class A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.13

      2.   Amount in respect of Class B Monthly Interest    $            16.13

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,959,136.61

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,959,136.61

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-3                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2002-3:                                              $             0.00



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations          Interest                Interest
----------------------------------                -----------        --------------          -----------
Invested /Transferor Amount at 12/25/02         674,214,513.89       500,000,000.00       174,214,513.89
Adjusted Invested Amount at 12/15/02             N/A                 500,000,000.00          N/A
Collections of Finance Chg. Receivables         115,272,224.42        94,643,125.03        20,629,099.40
Collections of Principal Receivables          1,480,429,558.36     1,213,260,901.34       267,168,657.01
Defaulted Amount                                 35,781,507.41        29,401,945.07         6,379,562.34

Invested / Transferor Amounts at 12/25/03       668,615,779.40       500,000,000.00       168,615,779.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              5,231,497.22           616,796.70           992,508.58          6,840,802.51
Investor Default Amount                          24,256,604.68         2,352,155.61         2,793,184.78         29,401,945.07
Investor Monthly Fees Due                         8,250,000.00           800,000.00           950,000.00          9,999,999.96
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        37,738,101.91         3,768,952.31         4,735,693.38         46,242,747.56

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                412,500,000.00        40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                            5,231,497.21           616,796.69           992,508.58          6,840,802.51
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               5,231,497.21           616,796.69           992,508.58          6,840,802.51
Certificates Balance at 12/25/03                412,500,000.00        40,000,000.00        47,500,000.00        500,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 Original certificate principal amount.

      1.   Total                                            $            12.68

      2.   Amount in respect of Class A Monthly Interest    $            12.68

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A
           Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            15.42

      2.   Amount in respect of Class B Monthly Interest    $            15.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       992,508.58

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       995,508.58

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the  Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-4                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2002-4:                                              $             0.00



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations          Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02         809,057,416.67       600,000,000.00       209,057,416.67
Adjusted Invested Amount at 12/15/02                       N/A       600,000,000.00                  N/A
Collections of Finance Chg. Receivables         138,326,669.31       113,571,750.01        24,754,919.29
Collections of Principal Receivables          1,776,515,470.03     1,455,913,081.61       320,602,388.41
Defaulted Amount                                 42,937,808.89        35,282,334.08         7,655,474.81

Invested / Transferor Amounts at 12/25/03       802,338,935.28       600,000,000.00       202,338,935.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                 Class A              Class B           Interest                   Total
--------------------------------------                 -------              -------          ----------                  -----

Monthly Interest Due                              6,930,234.16           808,289.37         1,306,593.63          9,045,117.17
Investor Default Amount                          29,107,925.62         2,822,586.73         3,351,821.74         35,282,334.08
Investor Monthly Fees Due                         9,900,000.00           960,000.00         1,140,000.00         12,000,000.00
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        45,938,159.80         4,590,876.10         5,798,415.36         56,327,451.25

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                495,000,000.00        48,000,000.00        57,000,000.00        600,000,000.00
Interest Distributions                            6,930,234.17           808,289.37         1,306,593.63          9,045,117.17
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               6,930,234.17           808,289.37         1,306,593.63          9,045,117.17
Certificates Balance at 12/25/03                495,000,000.00        48,000,000.00        57,000,000.00        600,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 Original certificate principal amount.

      1.   Total                                            $            14.00

      2.   Amount in respect of Class A Monthly Interest    $            14.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.84

      2.   Amount in respect of Class B Monthly Interest    $            16.84

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,306,593.63

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,306,593.63

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-5                               N/A


K. Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2002-5:                                              $             0.00



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series         Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02         970,868,900.00       720,000,000.00       250,868,900.00
Adjusted Invested Amount at 12/15/02             N/A                 720,000,000.00          N/A
Collections of Finance Chg. Receivables         165,992,003.17       136,286,100.03        29,705,903.14
Collections of Principal Receivables          2,131,818,564.03     1,747,095,697.93       384,722,866.10
Defaulted Amount                                 51,525,370.67        42,338,800.90         9,186,569.77

Invested / Transferor Amounts at 12/25/03       962,806,722.34       720,000,000.00       242,806,722.34


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              8,135,606.00           969,947.25         1,567,912.36         10,673,465.60
Investor Default Amount                          34,929,510.74         3,387,104.07         4,022,186.09         42,338,800.90
Investor Monthly Fees Due                        11,880,000.00         1,152,000.00         1,368,000.00         14,400,000.00
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        54,945,116.73         5,509,051.33         6,958,098.46         67,412,266.49

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                594,000,000.00        57,600,000.00        68,400,000.00        720,000,000.00
Interest Distributions                            8,135,606.00           969,947.25         1,567,912.36         10,673,465.60
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               8,135,606.00           969,947.25         1,567,912.36         10,673,465.60
Certificates Balance at 12/25/03                594,000,000.00        57,600,000.00        68,400,000.00        720,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 Original certificate principal amount.

      1.   Total                                            $            13.70

      2.   Amount in respect of Class A Monthly Interest    $            13.70

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of
           Class A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.84

      2.   Amount in respect of Class B Monthly Interest    $            16.84

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,567,912.36

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,567,912.36

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-6                               N/A


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2002-6:                                              $             0.00



XXV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series           Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations           Interest               Interest
----------------------------------                -----------        --------------          -----------
Invested /Transferor Amount at 12/25/02                      -                    -                    -
Adjusted Invested Amount at 12/15/02             N/A                              -          N/A
Collections of Finance Chg. Receivables         191,901,884.83       159,163,690.24        32,738,194.60
Collections of Principal Receivables          2,473,287,031.93     2,046,477,514.33       426,809,517.60
Defaulted Amount                                 59,657,304.06        49,515,971.30        10,141,332.76

Invested / Transferor Amounts at 12/25/03     1,230,253,034.10       920,000,000.00       310,253,034.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                 Class A              Class B           Interest                   Total
--------------------------------------                 -------              -------          ----------                  -----

Monthly Interest Due                              9,043,290.61         1,071,985.59         1,832,100.12         11,947,376.31
Investor Default Amount                          40,850,676.32         3,961,277.70         4,704,017.27         49,515,971.30
Investor Monthly Fees Due                        13,915,000.00         1,349,333.33         1,602,333.33         16,866,666.63
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        63,808,966.94         6,382,596.64         8,138,450.72         78,330,014.29

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A              Class B           Interest                   Total
--------------------------------------------           -------              -------          -----------                 -----

Certificates Balance at 12/25/02                             -                    -                    -                     -
Interest Distributions                            9,043,290.62         1,071,985.59         1,832,100.11         11,947,376.31
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               9,043,290.62         1,071,985.59         1,832,100.11         11,947,376.31
Certificates Balance at 12/25/03                759,000,000.00        73,600,000.00        87,400,000.00        920,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            11.91

      2.   Amount in respect of Class A Monthly Interest    $            11.91

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00

E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            14.57

      2.   Amount in respect of Class B Monthly Interest    $            14.57

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,832,100.11

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,832,100.11

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2003-1                               N/A


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2003-1:                                              $             0.00



XXVI. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest                Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02                      -                    -                    -
Adjusted Invested Amount at 12/15/02             N/A                              -          N/A
Collections of Finance Chg. Receivables         184,086,317.73       153,938,899.02        30,147,418.71
Collections of Principal Receivables          2,426,293,258.10     2,021,267,961.75       405,025,296.35
Defaulted Amount                                 57,118,122.89        47,810,158.50         9,307,964.39

Invested / Transferor Amounts at 12/25/03     1,470,954,714.68     1,100,000,000.00       370,954,714.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              9,337,186.33         1,088,464.13         1,944,631.15         12,370,281.62
Investor Default Amount                          39,443,380.76         3,824,812.68         4,541,965.06         47,810,158.50
Investor Monthly Fees Due                        13,612,500.00         1,320,000.00         1,567,500.00         16,499,999.97
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        62,393,067.10         6,233,276.81         8,054,096.21         76,680,440.10

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A              Class B           Interest                   Total
--------------------------------------------           -------              -------          ----------                   ----

Certificates Balance at 12/25/02                             -                    -                    -                     -
Interest Distributions                            9,337,186.34         1,088,464.12         1,944,631.15         12,370,281.62
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               9,337,186.34         1,088,464.12         1,944,631.15         12,370,281.62
Certificates Balance at 12/25/03                907,500,000.00        88,000,000.00       104,500,000.00      1,100,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            10.29

      2.   Amount in respect of Class A Monthly Interest    $            10.29

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            12.37

      2.   Amount in respect of Class B Monthly Interest    $            12.37

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,944,631.15

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,944,631.15

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2003-2                               N/A


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2003-2:                                              $             0.00



XXVII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series           Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations          Interest              Interest
----------------------------------                 -----------        --------------         -----------
Invested /Transferor Amount at 12/25/02                      -                    -                    -
Adjusted Invested Amount at 12/15/02             N/A                              -          N/A
Collections of Finance Chg. Receivables         111,704,496.69        93,160,759.26        18,543,737.43
Collections of Principal Receivables          1,490,592,659.02     1,238,282,333.57       252,310,325.44
Defaulted Amount                                 34,394,720.39        28,711,026.92         5,683,693.47

Invested / Transferor Amounts at 12/25/03     1,002,923,669.10       750,000,000.00       252,923,669.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              5,519,435.28           636,417.97         1,141,307.79          7,297,161.06
Investor Default Amount                          23,686,597.21         2,296,882.15         2,727,547.56         28,711,026.92
Investor Monthly Fees Due                         8,250,000.00           800,000.00           950,000.00         10,000,000.00
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        37,456,032.48         3,733,300.12         4,818,855.35         46,008,187.94

Reallocated Investor Finance Charge Collections                                                                            N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A              Class B           Interest                   Total
--------------------------------------------           -------              -------          -----------                 -----

Certificates Balance at 12/25/02                             -                    -                    -                     -
Interest Distributions                            5,519,435.30           636,417.96         1,141,307.80          7,297,161.06
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               5,519,435.30           636,417.96         1,141,307.80          7,297,161.06
Certificates Balance at 12/25/03                618,750,000.00        60,000,000.00        71,250,000.00        750,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             8.92

      2.   Amount in respect of Class A Monthly Interest    $             8.92

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00

E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            10.61

      2.   Amount in respect of Class B Monthly Interest    $            10.61

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,141,307.80

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,141,307.80

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2003-3                               N/A


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $             0.00


L. Amount of Series Enhancement drawn upon and allocated to
Series 2003-3:                                              $             0.00



XXVIII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations         Interest               Interest
----------------------------------                 -----------       --------------          -----------
Invested /Transferor Amount at 12/25/02                      -                    -                    -
Adjusted Invested Amount at 12/15/02             N/A                              -          N/A
Collections of Finance Chg. Receivables          89,361,540.28        73,911,938.05        15,449,602.23
Collections of Principal Receivables          1,205,934,136.57       993,822,867.15       212,111,269.42
Defaulted Amount                                 27,257,903.32        22,553,915.10         4,703,988.22

Invested / Transferor Amounts at 12/25/03       909,317,459.98       680,000,000.00       229,317,459.98


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A              Class B            Interest                  Total
--------------------------------------                 -------              -------           ----------                 -----

Monthly Interest Due                              5,715,833.50           445,740.00           604,184.65          6,765,758.16
Investor Default Amount                          19,509,136.56         1,353,234.91         1,691,543.63         22,553,915.10
Investor Monthly Fees Due                         6,862,333.33           476,000.00           595,000.00          7,933,333.31
Investor Additional Amounts Due                              -                    -                    -                     -
Total Due                                        32,087,303.41         2,274,974.90         2,890,728.29         37,253,006.58

Reallocated Investor Finance Charge Collections                                                                            N/A

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A              Class B            Interest                  Total
--------------------------------------------           -------              -------           ----------                 -----

Certificates Balance at 12/25/02                             -                    -                    -                     -
Interest Distributions                            5,715,833.52           445,740.00           604,184.66          6,765,758.16
Principal Deposits - Prin. Funding Account                   -                    -                    -                     -
Principal Distributions                                      -                    -                    -                     -
Total Distributions                               5,715,833.52           445,740.00           604,184.66          6,765,758.16
Certificates Balance at 12/25/03                588,200,000.00        40,800,000.00        51,000,000.00        680,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             9.72

      2.   Amount in respect of Class A Monthly Interest    $             9.72

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            10.93

      2.   Amount in respect of Class B Monthly Interest    $            10.93

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2003.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00


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      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       604,184.66

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       604,184.66

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2003.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2003-4                               N/A


K. Aggregate Available Principal Collections treated as Shared Principal
Collections:                                                $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-4:                                              $             0.00


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